EXHIBIT 99.1
                                 ------------

               Computational Materials filed on January 7, 2005.

                                                                  Exhibit 99.1



                  IndyMac INDX Mortgage Loan Trust 2005-AR1


                            Computational Materials

                          $685,000,000 (Approximate)

                               IndyMac MBS, Inc.
                                   Depositor


                               [OBJECT OMITTED]
                          Seller and Master Servicer


                      Countrywide Securities Corporation
                                  Underwriter

  [OBJECT OMITTED]                                  Computational Materials for
                                      IndyMac INDX Mortgage Loan Trust 2005-AR1
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The attached tables and other statistical analyses (the "Computational
Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the sample pool characteristics set forth in these Computational Materials, including without limitation the stipulation sheet which follow, is intended to be generally representative of the final pool of Mortgage Loans, expected to be included (along with additional Mortgage Loans) in, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Although Countrywide Securities believes the information with respect to the stipulation sheet will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool will vary from the collateral characteristics of the stipulation sheet.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSE>DED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Preliminary Term Sheet                          Date Prepared: January 5, 2005

                   IndyMac INDX Mortgage Loan Trust 2005-AR1
            $685,000,000 (Approximate, Subject to +/-10% Variance)
                        Publicly Offered Certificates
                    First Lien Residential Mortgage Loans



                 Principal          WAL (Yrs)           Interest Rate                                          Expected Ratings
     Class      Amount ($)(1)   ("Call"(2)(3)/Mat)         Type        Collateral Type     Tranche Type           Moody's/S&P
     -----      -------------   ------------------         ----        ---------------     ------------           -----------

     1-A-1    $174,515,000         1.91 / 3.17           WAC (4)         Mixed               Senior                 Aaa/AAA
     2-A-1     142,368,000         1.90 / 3.16           WAC (4)         Mixed               Senior                 Aaa/AAA
     3-A-1     174,000,000         2.50 / 3.19           WAC (4)         Mixed             Super Senior             Aaa/AAA
     3-A-2       9,700,000         2.50 / 3.19           WAC (4)         Mixed             Senior Support           Aa1/AAA
     4-A-1     128,590,000         2.49 / 3.19           WAC (4)         Mixed               Senior                 Aaa/AAA
      B-1       17,467,000         Not Offered           WAC (5)         Mixed             Subordinate
      B-2       13,700,000         Not Offered           WAC (3)         Mixed             Subordinate
      B-3        9,248,000         Not Offered           WAC (3)         Mixed             Subordinate
      B-4        5,823,000          Privately            WAC (3)         Mixed             Subordinate
      B-5        2,055,000           Placed              WAC (3)         Mixed             Subordinate
      B-6        7,534,000        Certificates           WAC (4)         Mixed             Subordinate

     Total:   $685,000,000


(1) The Certificates (as described herein) are collateralized by adjustable rate, first-lien residential mortgage loans which have an initial fixed rate period of three, five, seven or ten years. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance. It is expected that the aggregate principal balance of the Subordinate Certificates will provide between 9.50% and 7.00% subordination to the Senior Certificates as of the Cut-off Date

(2) The WAL to "the Call" on the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class 4-A-1 Certificates are shown to the related Wavg Roll Date at a pricing speed of 25% CPR.

(3) All Classes of Certificates are subject to a 10% optional termination as described herein.

(4) The Certificate Interest Rates for the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2 and Class 4-A-1 Certificates will be equal to the Net WAC (as defined herein) of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, respectively.

(5) The Certificate Interest Rates for the Subordinate Certificates will be equal to the Net WAC of the Mortgage Loans in each Loan Group (weighted on the basis of the related subordinate components).

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Depositor:                 IndyMac MBS, Inc.

Seller and
Master Servicer:           IndyMac Bank, F.S.B.

Lead Underwriter:          Countrywide Securities Corporation.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           Moody's and Standard & Poor's are expected to
                           provide ratings on the Class 1-A-1, Class 2-A-1, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class B-1,
                           Class B-2, Class B-3, Class B-4 and Class B-5
                           Certificates. The Class B-6 Certificates will not be rated.

Sample Pool
Calculation Date:          January 1, 2005. All references herein to principal
                           balances as of such date give effect to the application of scheduled payments due on or before January 1, 2005.

Cut-off Date:              January 1, 2005.

Closing Date:              On or about  January 28,  2005.

Pricing
Date:                      On or about January [5], 2005.

Settlement Date:           On or about January [28], 2005.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in February 2005.

Certificates:              The "Senior Certificates" will consist of (i) the
                           Class 1-A-1 Certificates (the "Group 1
                           Certificates"), (ii) the Class 2-A-1 Certificates
                           (the "Group 2 Certificates"), (iii) the Class 3-A-1
                           and Class 3-A-2 Certificates (the "Group 3
                           Certificates") and (iv) the Class 4-A-1
                           Certificates (the "Group 4 Certificates").

                           The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and are supported by the cash flow on all of the Mortgage Loans. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates and the Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

                           Generally, each Group of Senior Certificates will receive principal and interest from the related Loan Group. The Subordinate Certificates may receive principal and interest from any Loan Group.

Registration:              The Offered Certificates will be available in
                           book-entry form through DTC and, upon request, through Clearstream and the Euroclear System.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           will be treated as REMIC regular interests for tax purposes.

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ERISA Eligibility:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.


SMMEA Treatment:           The Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for a
                           termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance as of the Cut-off Date of the Mortgage Loans included in the pool on the Closing Date.

Mortgage
Loans: The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is approximately $685,000,000. All the Mortgage Loans are adjustable rate mortgage loans secured by first liens on one- to four-family residential properties.

                           The Stipulation Sheet included in these
                           Computational Materials as Appendix A contains information that is intended to be generally representative of the final pool of Mortgage Loans expected to be delivered to the trust on the Closing Date, subject to a permitted variance of approximately +/-10% with respect to each of the characteristics of the Mortgage Loans. The statistical distribution of the characteristics of the pool of Mortgage Loans delivered to the trust on the Closing Date will be different than the characteristics provided on the Stipulation Sheet, and you should refer to the prospectus supplement which will contain information regarding the characteristics of the Mortgage Loans as of the Cut-off Date.

                           With respect to each Loan Group, the final pool of Mortgage Loans will be different from the Sample Pool, although the characteristics of such final pool are not expected to differ materially from those of the Sample Pool.

Group 1
Mortgage Loans:            The aggregate principal balance of the Group 1
                           Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $190,000,000. The Group 1
                           Mortgage Loans are conforming balance Mortgage
                           Loans that will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR, or annually based on the 1 year CMT or 1 year LIBOR index.

Group 2
Mortgage Loans:            The aggregate principal balance of the Group 2
                           Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $155,000,000. The Group 2
                           Mortgage Loans are conforming balance Mortgage
                           Loans that will have interest rates that have an initial fixed rate period of three years after origination and thereafter adjust semi-annually based on the six-month LIBOR, or annually based on the 1 year CMT or 1 year LIBOR index.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                      IndyMac INDX Mortgage Loan Trust 2005-AR1
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Group 3
Mortgage Loans:            The aggregate principal balance of the Group 3
                           Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $200,000,000. The Group 3
                           Mortgage Loans are conforming balance Mortgage
                           Loans that will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR, or annually based on the 1 year CMT or 1 year LIBOR index.

Group 4
Mortgage Loans:            The aggregate principal balance of the Group 4
                           Mortgage Loans as of the Sample Pool Calculation
                           Date is approximately $140,000,000. The Group 4
                           Mortgage Loans will have interest rates that have an initial fixed rate period of five years after origination and thereafter adjust semi-annually based on the six-month LIBOR, or annually based on the 1 year CMT or 1 year LIBOR index.

Wavg Roll Date:            The "Wavg Roll Date" for the Group 1, Group 2,
                           Group 3 and Group 4 Mortgage Loans (collectively, the "Mortgage Loans") is the Distribution Date in December 2007, December 2007, December 2009 and
                           December 2009 respectively.

Pricing Prepayment         Speed: The Offered Certificates will be priced to a
                           prepayment speed of 25% CPR.


Expense Fee Rate:          The "Expense Fee Rate" is comprised of master
                           servicing fees, lender paid mortgage insurance premiums and the trustee fee, each, as applicable.
                           As of the Cut-off Date, the weighted average
                           Expense Fee Rate is expected to be equal to approximately 0.3850%. The master servicing fee will be calculated at the rate of 0.375% per annum.

Net WAC: The "Net WAC" with respect to each Loan Group, will be equal to the weighted average gross interest rate on the related Mortgage Loans less the weighted average Expense Fee Rate for such Loan Group.

Accrued Interest:          The price to be paid for the Offered Certificates
                           by investors who elect to settle bonds on the Settlement Date will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date. Investors settling Offered
                           Certificates on alternate dates may pay more or less accrued interest, as applicable.

Interest Accrual Period:   The interest accrual period with respect to all the
                           Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement:        Senior/subordinate, shifting interest structure.
                           The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-2
                           Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                     IndyMac INDX Mortgage Loan Trust 2005-AR1


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                           Credit enhancement for the Class B-3 Certificates
                           will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-4 Certificates will consist of the subordination of the Class B-5 and Class B-6 Certificates.

                           Credit enhancement for the Class B-5 Certificates will consist of the subordination of the Class B-6 Certificates.

Shifting Interest:         Until the Distribution Date in January 2015, the
                           Subordinate Certificates will be locked out from receipt of any unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

                      February 2005 - January 2015         0% Pro Rata Share
                      February 2015 - January 2016         30% Pro Rata Share
                      February 2016 - January 2017         40% Pro Rata Share
                      February 2017 - January 2018         60% Pro Rata Share
                      February 2018 - January 2019         80% Pro Rata Share
                      February 2019 and after              100%Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement percentage provided to the Senior Certificates by the Subordinate Certificates doubles (from the initial credit enhancement percentage), unscheduled principal will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of unscheduled principal until the third anniversary of the Cut-off Date.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (i.e., the then current aggregate principal balance of the Senior Certificates divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (i.e., the aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Losses: Any realized losses from a Loan Group, other than excess losses, on the related Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case, until the respective class principal balance has been reduced to zero; and second, to the related Senior Certificates; provided, however

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                     IndyMac INDX Mortgage Loan Trust 2005-AR1


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                           that any realized losses on the Mortgage Loans that
                           would have been allocable to the Class 3-A-1
                           Certificates will be allocated to the Class 3-A-2 Certificates until its class principal balance has been reduced to zero.

                           Excess losses from the Mortgage Loans in a Loan Group (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to (a) the related Senior Certificates and (b) the Subordinate Certificates.


Certificates Priority
of Distributions:          Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:


                        1) To the Senior Certificates, from the related Loan Group, accrued and unpaid interest at the related Certificate Interest Rate;

                        2)   Concurrently:

                             (a) to the Group 1 Certificates, principal from the related Loan Group*;

                             (b) to the Group 2 Certificates, principal from the related Loan Group*;

                             (c) to the Group 3 Certificates, principal from the related Loan Group*;

                             (d) to the Group 4 Certificates, principal from the related Loan Group*;

                        3) To the Class B-1 Certificates, accrued and unpaid interest at the related Class B-1 Certificate Interest Rate;

                        4)   To the Class B-1 Certificates, principal;

                        5) To the Class B-2 Certificates, accrued and unpaid interest at the related Class B-2 Certificate Interest Rate;

                        6)   To the Class B-2 Certificates, principal;

                        7) To the Class B-3 Certificates, accrued and unpaid interest at the related Class B-3 Certificate Interest Rate;

                        8)   To the Class B-3 Certificates, principal;

                        9) To the Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal; and

                        10)  To the Residual Certificate, any remaining amount.

                        * Under certain delinquency and loss scenarios (as described in the prospectus supplement), principal from an unrelated Loan Group is used to pay the Senior Certificates related to another Loan Group.

                [Yield Tables and Stipulation Sheet to Follow]

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THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES
CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

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     [OBJECT OMITTED]                              Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR1

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                                 Yield Tables
                                 ------------
Class 1-A-1 to Wavg Roll

------------------------------------------------------------------------------
Coupon                     5.3750%
------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR     25% CPR    35% CPR    50% CPR

==============================================================================
Yield @ 102-00             4.48      4.40        4.11       3.85       3.33
==============================================================================
WAL (yr)                   2.68      2.48        1.91       1.58       1.18
MDUR (yr)                  2.45      2.26        1.77       1.48       1.12
First Prin Pay             Feb-05    Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-07    Dec-07      Dec-07     Dec-07     Dec-07
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Class 1-A-1 to Maturity
------------------------------------------------------------------------------
Coupon                     5.3750%
------------------------------------------------------------------------------
Prepay Speed               5% CPR      10% CPR    25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 102-00             4.85        4.77       4.43       4.11       3.49
==============================================================================
WAL (yr)                   11.30       7.39       3.17       2.13       1.32
MDUR (yr)                  7.62        5.46       2.72       1.92       1.24
First Prin Pay             Feb-05      Feb-05     Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-34      Dec-34     Dec-34     Dec-34     Dec-34

------------------------------------------------------------------------------
Class 2-A-1 to Wavg Roll
------------------------------------------------------------------------------
Coupon                     5.3150%
------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 102-00             4.42      4.34        4.05       3.79       3.27
==============================================================================
WAL (yr)                   2.68      2.47        1.90       1.58       1.18
MDUR (yr)                  2.45      2.26        1.77       1.48       1.12
First Prin Pay             Feb-05    Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-07    Dec-07      Dec-07     Dec-07     Dec-07
------------------------------------------------------------------------------

Class 2-A-1 to Maturity

------------------------------------------------------------------------------
Coupon                     5.3150%
------------------------------------------------------------------------------
Prepay Speed               5% CPR     10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 102-00             4.91       4.81        4.43       4.09       3.45
==============================================================================
WAL (yr)                   11.29      7.39        3.16       2.12       1.32
MDUR (yr)                  7.6        5.46        2.72       1.92       1.24
First Prin Pay             Feb-05     Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-34     Dec-34      Dec-34     Dec-34     Dec-34

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [OBJECT OMITTED]                              Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR1

------------------------------------------------------------------------------



Class 3-A-1 to Wavg Roll
------------------------------------------------------------------------------
Coupon                     5.3850%
------------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 102-00             4.82      4.73        4.40       4.10       3.50
==============================================================================
WAL (yr)                   4.28      3.74        2.50       1.91       1.28
MDUR (yr)                  3.72      3.28        2.25       1.75       1.21
First Prin Pay             Feb-05    Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-09    Dec-09      Dec-09     Dec-09     Dec-09
------------------------------------------------------------------------------



Class 3-A-1 to Maturity
------------------------------------------------------------------------------
Coupon                     5.3850%
------------------------------------------------------------------------------
Prepay Speed               5% CPR     10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 102-00             4.87       4.81        4.49       4.17       3.53
==============================================================================
WAL (yr)                   11.51      7.51        3.19       2.14       1.32
MDUR (yr)                  7.7        5.5         2.73       1.92       1.24
First Prin Pay             Feb-05     Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-34     Dec-34      Dec-34     Dec-34     Dec-34
------------------------------------------------------------------------------



Class 3-A-2 to Wavg Roll
------------------------------------------------------------------------------
Coupon                      5.3850%
------------------------------------------------------------------------------
Prepay Speed                5% CPR    10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 101-16              4.95      4.88        4.62       4.38       3.90
==============================================================================
WAL (yr)                    4.28      3.74        2.50       1.91       1.28
MDUR (yr)                   3.71      3.27        2.24       1.75       1.21
First Prin Pay              Feb-05    Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay               Dec-09    Dec-09      Dec-09     Dec-09     Dec-09
------------------------------------------------------------------------------



Class 3-A-2 to Maturity
------------------------------------------------------------------------------
Coupon                     5.3850%
------------------------------------------------------------------------------
Prepay Speed               5% CPR     10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 101-16             4.93       4.89        4.67       4.43       3.92
==============================================================================
WAL (yr)                   11.51      7.51        3.19       2.14       1.32
MDUR (yr)                  7.67       5.48        2.71       1.91       1.23
First Prin Pay             Feb-05     Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-34     Dec-34      Dec-34     Dec-34     Dec-34
------------------------------------------------------------------------------



------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [OBJECT OMITTED]                              Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR1

------------------------------------------------------------------------------


Class 4-A-1 to Wavg Roll
------------------------------------------------------------------------------
Coupon                     5.4350%
------------------------------------------------------------------------
Prepay Speed               5% CPR    10% CPR     25% CPR    35% CPR    50% CPR
========================================================================
Yield @ 101-24             4.93      4.85        4.56       4.29       3.74
========================================================================
WAL (yr)                   4.27      3.73        2.49       1.91       1.28
MDUR (yr)                  3.7       3.26        2.24       1.75       1.21
First Prin Pay             Feb-05    Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-09    Dec-09      Dec-09     Dec-09     Dec-09
------------------------------------------------------------------------------


Class 4-A-1 to Maturity
------------------------------------------------------------------------------
Coupon                     5.4350%
------------------------------------------------------------------------------
Prepay Speed               5% CPR     10% CPR     25% CPR    35% CPR    50% CPR
==============================================================================
Yield @ 101-24             5.03       4.96        4.65       4.36       3.77
==============================================================================
WAL (yr)                   11.50      7.50        3.19       2.13       1.32
MDUR (yr)                  7.63       5.46        2.71       1.91       1.23
First Prin Pay             Feb-05     Feb-05      Feb-05     Feb-05     Feb-05
Last Prin Pay              Dec-34     Dec-34      Dec-34     Dec-34     Dec-34
------------------------------------------------------------------------------



                         Stipulation Sheet to Follow]

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     [OBJECT OMITTED]                              Computational Materials for
                                     IndyMac INDX Mortgage Loan Trust 2005-AR1


                                  Appendix A

                         SAMPLE POOL CHARACTERISTICS
                              3/1 HYBRID ARM DEAL

------------------------------------------------------------------------------
      Sum Of Balance                 $190,000,000               +- 10 %
           WAC                           5.76                   +- 7BPS
       Gross Margin                      2.58                   +- 7BPS
        FICO score                       700                      +- 5
       Avg Balance                     $193,152                 + - 20 k
           LTV                          77.00%                  + - 3 %
           CLTV                         90.00%                  + - 3 %
           CAL%                         27.61%                   +- 5 %
         FullDoc                        25.15%                   +- 5 %
           NINA                         20.34%                   +- 5 %
         No Ratio                       4.08%                    +- 5 %
         Reduced                        50.43%                   +- 5 %
       Investor Occ                     5.49%                    +- 5 %
         OwnerOcc                       93.15%                   +- 5 %
         2nd Home                       1.36%                    +- 5 %
         Cash Out                       21.16%                   +- 5 %
       No Cash Out                      13.05%                   +- 5 %
         Purchase                       65.79%                   +- 5 %
          Condo                         16.50%                   +- 5 %
           Pud                          18.18%                   +- 5 %
      Single Family                     59.62%                   +- 5 %
            IO                          92.00%                   + - 3%
      INDEX- 1Yr LIB                    4.43%                   + - 10%
    INDEX - 6 Mos LIB                   56.53%                  + - 10%
      INDEX - 1 CMT                     39.03%                  + - 10%

------------------------------------------------------------------------------


------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

     [OBJECT OMITTED]                             Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2005-AR1


                                  Appendix A

                          SAMPLE POOL CHARACTERISTICS
                              3/1 HYBRID ARM DEAL
------------------------------------------------------------------------------
    Sum Of Balance                    $155,000,000          +- 10 %
         WAC                              5.70              +- 7BPS
     Gross Margin                         2.70              +- 7BPS
      FICO score                          700                 +- 5
     Avg Balance                        $509,188            + - 20 k
         LTV                             76.00%             + - 3 %
         CLTV                            82.00%             + - 3 %
         CAL%                            56.66%              +- 5 %
       FullDoc                           21.49%              +- 5 %
         NINA                            13.76%              +- 5 %
       No Ratio                          5.96%               +- 5 %
       Reduced                           58.80%              +- 5 %
     Investor Occ                        6.80%               +- 5 %
       OwnerOcc                          89.97%              +- 5 %
       2nd Home                          3.23%               +- 5 %
       Cash Out                          34.77%              +- 5 %
     No Cash Out                         13.43%              +- 5 %
       Purchase                          51.80%              +- 5 %
        Condo                            5.00%               +- 5 %
         Pud                             14.78%              +- 5 %
    Single Family                        74.05%              +- 5 %
          IO                             85.00%              + - 3%
    INDEX- 1Yr LIB                       2.91%              + - 10%
  INDEX - 6 Mos LIB                      42.63%             + - 10%
    INDEX - 1 CMT                        54.46%             + - 10%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

     [OBJECT OMITTED]                             Computational Materials for
                                    IndyMac INDX Mortgage Loan Trust 2005-AR1


                                  Appendix A

                          SAMPLE POOL CHARACTERISTICS
                              5/1 HYBRID ARM DEAL

------------------------------------------------------------------------------
    Sum Of Balance                $200,000,000             +- 10 %
         WAC                          5.77                 +- 7BPS
     Gross Margin                     2.47                 +- 7BPS
      FICO score                      705                    +- 5
     Avg Balance                    $195,559               + - 20 k
         LTV                         77.00%                + - 3 %
         CLTV                        85.00%                + - 3 %
         CAL%                        31.88%                 +- 5 %
       FullDoc                       41.65%                 +- 5 %
         NINA                        20.36%                 +- 5 %
       No Ratio                      4.21%                  +- 5 %
       Reduced                       33.78%                 +- 5 %
     Investor Occ                    6.84%                  +- 5 %
       OwnerOcc                      90.77%                 +- 5 %
       2nd Home                      2.38%                  +- 5 %
       Cash Out                      23.61%                 +- 5 %
     No Cash Out                     11.81%                 +- 5 %
       Purchase                      64.58%                 +- 5 %
        Condo                        18.00%                 +- 5 %
         Pud                         20.36%                 +- 5 %
    Single Family                    57.43%                 +- 5 %
          IO                         88.00%                 + - 3%
    INDEX- 1Yr LIB                   12.15%                + - 10%
  INDEX - 6 Mos LIB                  60.37%                + - 10%
    INDEX - 1 CMT                    27.47%                + - 10%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------

    [OBJECT OMITTED]                             Computational Materials for
                                   IndyMac INDX Mortgage Loan Trust 2005-AR1


                                  Appendix A

                         SAMPLE POOL CHARACTERISTICS
                              5/1 HYBRID ARM DEAL
------------------------------------------------------------------------------

    Sum Of Balance                 $140,000,000               +- 10 %
         WAC                           5.82                   +- 7BPS
     Gross Margin                      2.67                   +- 7BPS
      FICO score                       702                      +- 5
     Avg Balance                     $500,855                 + - 20 k
         LTV                          75.00%                  + - 3 %
         CLTV                         80.00%                  + - 3 %
         CAL%                         61.68%                   +- 5 %
       FullDoc                        26.13%                   +- 5 %
         NINA                         13.17%                   +- 5 %
       No Ratio                       7.89%                    +- 5 %
       Reduced                        52.81%                   +- 5 %
     Investor Occ                     11.42%                   +- 5 %
       OwnerOcc                       84.40%                   +- 5 %
       2nd Home                       4.18%                    +- 5 %
       Cash Out                       39.89%                   +- 5 %
     No Cash Out                      10.30%                   +- 5 %
       Purchase                       49.81%                   +- 5 %
        Condo                         10.00%                   +- 5 %
         Pud                          14.66%                   +- 5 %
    Single Family                     63.46%                   +- 5 %
          IO                          80.00%                   + - 3%
    INDEX- 1Yr LIB                    4.52%                   + - 10%
  INDEX - 6 Mos LIB                   52.41%                  + - 10%
    INDEX - 1 CMT                     43.06%                  + - 10%
------------------------------------------------------------------------------

------------------------------------------------------------------------------
THIS INFORMATION IS FURNISHED TO YOU SOLELY BY COUNTRYWIDE SECURITIES CORPORATION AND NOT BY THE ISSUER OR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION). NEITHER THE ISSUER NOR ANY OF ITS AFFILIATES (OTHER THAN COUNTRYWIDE SECURITIES CORPORATION) MAKES ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION HEREIN. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.
------------------------------------------------------------------------------